UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2010

TECHNOLOGY RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Florida                            0-13763                                                                     59-2095002
(State or other jurisdiction                                                      (Commission File Number)                                                         (IRS Employer Identification No.)
             of incorporation)

5250-140th Avenue North, Clearwater, Florida                                                                                                                                   33760
(Address of principal executive officers)                                                                                                                            (Zip Code)

Registrant's telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 10, 2010, the Company’s Chief Financial Officer, Thomas G. Archbold, announced that he intends to resign from his position as the Company’s Vice President of Finance and Chief Financial Officer effective of June 24, 2010.  Until the effective date of his resignation, Mr. Archbold will continue to perform his duties as Vice President of Finance and Chief Financial Officer.  The Company has commenced the process of searching for a Chief Financial Officer.  Effective as of June 24, 2010, the Company’s President and Chief Executive Officer, Owen  Farren, will serve as the Company’s Interim Chief Financial Officer  until a successor is appointed.

Item 9.01                      Financial Statements and Exhibits

(a)	Exhibits

Exhibit No.                                Description

99.1                                Press Release dated June 16, 2010
_______________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date:  June 16, 2010                                                                 By: /s/ Owen Farren
        Name:  Owen Farren
        Title:  President and Chief Executive Officer